UNIVERSAL TECHNICAL INSTITUTE, INC. Q3 FY2026 INVESTOR PRESENTATION

This presentation contains forward-looking statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan," "believe," "seek," "project," "may," "should," "will," the negative form of these expressions or similar expressions. These statements are based on our management’s current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. Discussions containing these forward-looking statements may be found, among other places, in the sections entitled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recent Annual Report on Form 10-K, in our subsequent Quarterly Reports on Form 10-Q and certain of our Current Reports on Form 8-K, as well as any amendments thereto, filed with the Securities and Exchange Commission (the “SEC”). In addition, statements that refer to projections of earnings, revenue, costs or other financial items in future periods; anticipated growth and trends in our business or key markets; cost synergies, growth opportunities and other potential financial and operating benefits; future growth and revenues; future economic conditions and performance; anticipated performance of curriculum; plans, objectives and strategies for future operations; and other characterizations of future events or circumstances, and all other statements that are not statements of historical fact are forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated or implied in our forward-looking statements due to a number of factors, including, but not limited to, those set forth under the section entitled “Risk Factors” in our filings with the SEC. Important factors that could affect our actual results include, among other things, failure of our schools to comply with the extensive regulatory requirements for school operations; our failure to maintain eligibility for or our ability to process federal student financial assistance funds; the effect of current and future Title IV Program regulations arising out of negotiated rulemakings, including any potential reductions in funding or restrictions on the use of funds received through Title IV Programs; the effect of future legislative or regulatory initiatives related to veterans’ benefit programs; continued Congressional examination of the for-profit education sector; investigations of, or actions commenced against, us or other companies in our industry; changes in the state regulatory environment or budgetary constraints; our growth and diversification strategy, including effectively identifying, establishing and operating additional schools, programs or campuses; our failure to realize the expected benefits of our acquisitions, or our failure to successfully integrate our acquisitions; our failure to improve underutilized capacity at certain of our campuses; enrollment declines or challenges in our students’ ability to find employment as a result of macroeconomic conditions; our failure to maintain and expand existing industry relationships and develop new industry relationships; our ability to update and expand the content of existing programs and develop and integrate new programs in a timely and cost-effective manner while maintaining positive student outcomes; a loss of our senior management or other key employees; failure to comply with the restrictive covenants and our ability to pay the amounts when due under our credit agreement; and other risks that are described from time to time in our public filings. Given these risks, uncertainties and other factors, many of which are beyond our control, you should not place undue reliance on these forward-looking statements. Neither we nor any other person makes any representation as to the accuracy or completeness of these forward-looking statements and, except as required by law, we assume no obligation to update these forward-looking statements publicly, or to revise any forward-looking statements, even if new information becomes available in the future. This presentation also contains estimates and other statistical data made by independent parties, and by us, relating to market size and growth and other data about our industry and our business. This data involves several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Forward-Looking Statements 2

LEADING WORKFORCE SOLUTIONS EDUCATION PROVIDER

Addressing Skills Gaps Through In-Demand Industry Segments


Transportation, Energy, and Skilled Trades


Healthcare

UNIVERSAL TECHNICAL INSTITUTE

CONCORDE

35
Campuses Nationwide
+4 announced[1]

35+
Program Offerings

4 out of **5**
Grads Employed Within 1 Year[2]

25k+
Average Active Students

UNIVERSAL TECHNICAL INSTITUTE CONCORDE

[1] New campus openings are subject to appropriate regulatory approvals.

[2] On average, across all programs all campuses nationwide. Employment rates may vary significantly by program and by campus.

See slides 20 and 22 of this presentation as well as UTI.edu/disclosures and the individual campus pages on Concorde.edu for additional information.

3

North Star Strategy Phase II “By fiscal 2029, we expect to surpass $1.2 billion in annual revenue and approach $220 million in adjusted EBITDA as we build out a more diversified, efficient, and durable growth engine for the long term.” [Per Company Earnings Release 11/19/2025] == 4 FY2026 STRONG FINANCIAL OUTLOOK* Note: For detailed reconciliations of Non-GAAP measures see the Appendix. * See slide 18 for additional details. $100-103M$32-36M$893-900M Revenue Guidance Net Income Guidance Adj. EBITDA Guidance

Compelling Investment Thesis

Universal Technical Institute, Inc.

Proven strategy driving further growth[1]
built on the repeatable building blocks that have served as the foundation to the Company's successful evolution

Leading educational platforms
serving critical, in-demand markets with favorable long-term trends

Successful and ongoing transformation efforts
supporting optimized operating model and margin expansion

Consistently meeting or exceeding expectations
with proactive management and strong business visibility

Strong student outcomes[2] and positive regulatory metrics
driven by enterprise-wide emphasis on our students

Healthy balance sheet and disciplined capital allocation plan driving continued growth and shareholder value creation

[1] See Company press release 8/5/2024 "Universal Technical Institute, Inc. Announces Next Phase of 'North Star Strategy' to Accelerate Growth, Diversification and Optimization."
[2] Per recent years' accreditor reporting results. See slides 20 and 22 in this presentation as well as uti.edu/disclosures and the individual campus pages on concorde.edu for additional information.

5

Diversified Platform of In-Demand Programs



UNIVERSAL TECHNICAL INSTITUTE

Example Programs

- Auto/Diesel/Motorcycle/ Marine Technician
- Welding
- Energy Technology and Wind Power
- Aviation Maintenance, Airframe and Powerplant
- Robotics and Automation

CONCORDE

Example Programs

- Dental Hygienist/Assistant
- Medical Assistant
- Practical/Vocational/ Registered Nursing
- Healthcare Administration
- Physical Therapy and Occupational Therapy Assistants



$542M Revenue in FY2025

15k Average Students in FY2025

15+ programs across Transportation, Energy, and Skilled Trades

17 Campuses in **10** States, plus[1]

1 additional Campus announced[2]

In-person and Hybrid/Blended formats

$294M Revenue in FY2025

10k Average Students in FY2025

20+ programs in Dental, Allied Health, Nursing, Patient Care and Diagnostics

18 Campuses in **8** States, plus

3 additional Campuses announced[1]

In-person, Hybrid/Blended, and fully Online formats

UNIVERSAL TECHNICAL INSTITUTE CONCORDE

Note: See Appendix for more details by Division

[1] Existing campus and state footprint as of August 5, 2026.

[2] New campus openings are subject to appropriate regulatory approvals.

6

7 Offerings Across Transportation, Skilled Trades, and Healthcare Address Labor Market Needs Note: Projections as per the Occupational Outlook Handbook published annually by the U.S. Bureau of Labor Statistics www.bls.gov, August 2025. Job openings include those due to net employment changes and net replacements. Example UTI Transportation, Energy, & Skilled Trade Programs Auto/Diesel/Motorcycle/ Marine Technician Welding Energy Technology and Wind Power Aviation Maintenance, Airframe and Powerplant Auto Body Repairers Example Concorde Healthcare Programs Dental Hygienist/Assistant Medical Assistant Practical/Vocational/ Registered Nursing Healthcare Administration Physical and Occupational Therapy Assistants 0% 5% 10% 15% 20% 25% 30% JO B G R O W TH 2 02 4- 20 34 ANNUAL JOB OPENINGS 2024-2034 50%

High-Quality, State-of-the-Industry Technical and Healthcare Training Facilities Supporting Successful Student Outcomes

Increasing Momentum in a Multi-Year Transformation Journey

New Campuses
One in FY2018, Two in FY 2022, Three in FY2026, Four announced for FY2027, with more in FY2028 and beyond

Acquisitions and Program Expansions
MIAT (closed FY2022), Concorde (closed FY2023)

Program and Curricula Additions
Programs launched at existing campuses, New MSATs, On-Base Military Programs, EV Curriculum

Marketing and Admissions Optimization
Revised model to encompass expanded offering set, improvements in lead conversion

Real Estate Rationalization
Run-rate EBITDA improvements realized; continued emphasis on capacity utilization

Blended Learning
Improving student experience and space and instructor efficiencies



$317
Net Income ($33)
Adj EBITDA ($6)
$332
$301
$335
$419
$607
$733
$836
$893-$900
Net Income
$32-$36
Adj EBITDA
$100-$103
Increasing Profitability
2018
2019
2020
2021
2022
2023
2024
2025
2026E
Revenue ($ in Millions)

FY2026E based on midpoints of Company guidance

UNIVERSAL TECHNICAL INSTITUTE CONCORDE

Note: For detailed reconciliations of Non-GAAP measures see the Appendix.

9

Optimized Improved model for new campuses with more offerings for students and stronger financial profile for the company Tailored Geography-specific sites with a customized set of programs, for example skilled-trades-only2 locations for the UTI division in new markets, requiring less space and start-up costs Co-branded Leverage deep industry relationships to partner in launching locations that will address the significant demand for our students in the workforce3 Executing Multifaceted Approach in Ongoing Expansion 1 Efforts Program Expansions New Campuses 10 1 All initiatives contingent on requisite regulatory approvals. 2 Skilled-trades-only UTI campuses may include programs such as HVACR, Welding, Energy & Robotics but exclude Auto & Diesel, resulting in significant reductions to square footage and CapEx requirements. 3 See, for example, the November 2025 launch of the first co-branded campus with Heartland Dental—a first-of-its-kind partnership. Optimize Increase the capacity of current programs in current locations Add Continue to add programs from our current portfolio to more existing campus locations New Launch new, in-demand program areas we do not currently offer

Robust Incremental New Campus and Program Opportunities Note: See slides 21 and 23 in appendix for full listing of program offerings by campus; New campus and program openings are subject to applicable regulatory approvals. UTI Campuses Concorde Campuses UTI & Concorde Campuses UTI Location Concorde Location Announced Location 11 © GeoNames, Microsoft, TomTom Powered by Bing Atlanta, GA (Concorde) Houston, TX (Concorde) Glendale, AZ (Concorde) Salt Lake City, UT (UTI)

Our exclusive data-driven model integrates demographic, regulatory, and financial inputs to prioritize campus and program expansions that align with market demand and our mission to serve career-ready students. Proprietary Framework for Sustainable Growth A robust set of criteria is evaluated in selecting future locations and programs Population & Geo-Market Analysis Competition & Saturation Mapping Partnership Potential Site Selection & Feasibility Program Fit & Institutional Strengths Regulatory & Accreditation Review Student Acquisition Cost & Yield Modeling Return on Education Forecast Capital Allocation Considerations & Return Thresholds 12 Disciplined approach ensures we scale strategically, not just rapidly, & that each growth initiative delivers long-term value.

$33 $126 Approaching $220 FY21 FY25 FY29E Concorde Acquisition New Campuses Programs New Campuses Programs Organic Growth Organic Growth Phase II of North Star Strategy Driving Continued Growth 1 See page 24 of this presentation for illustrative new campus and program proformas Note: Implementation of all new campuses and programs is subject to review and approval by applicable regulatory authorities ($ in Millions) Adjusted EBITDA Organic Growth Continue to optimize and find efficiencies in our current offerings to drive ongoing same store improvements New Campuses Leverage new, optimized models and refined program mix formats to expand geographic footprint New Programs & Expansions Continue additions of current programs to existing campuses & increasing capacity of current programs offered 13 North Star Phase I North Star Phase II Concorde Acquisition + Organic Growth + 2 New Campuses & over 30 New Programs Organic Growth + 12-16 New Campuses + 50-70 New Programs & Expansions1

Disciplined Capital Allocation Strategy Creating Long-Term Value

Adjusted EBITDA ($ in Millions)



FY2025
$132.8
($6.3)
$126.5
Baseline Adj. EBITDA
Growth Investments*
Reported Adj. EBITDA



FY2026E
~$135.0
~($35.0)
~$101.5
Baseline Adj. EBITDA
Growth Investments*
Reported Adj. EBITDA



FY2029E
Approaching $270
~($50)
Approaching $220
Baseline Adj. EBITDA
Growth Investments*
Reported Adj. EBITDA

Adjusted Free Cash Flow ($ in Millions)



FY2025
$97.3
($22.0) Maint.
($20.0) Growth
($42.0)
($54.0) Executed & Accrued
$0.6
$56.0
Operating Cash Flow
CapEx
Adjustments
Adjusted Free Cash Flow



FY2026E
~$97.0
($25.0) Maint
($85.0) Growth
~($110.0)
~$3.0
~($10.0)
Operating Cash Flow
CapEx
Adjustments
Adjusted Free Cash Flow



FY2029E
Approaching $220
~($30) Maint
~($70) Growth
~($100)
Approaching $120
Operating Cash Flow
CapEx
Adjusted Free Cash Flow

UNIVERSAL TECHNICAL INSTITUTE CONCORDE

Notes: "Baseline Adj EBITDA" refers to Reported Adj EBITDA excluding growth investments; FY26 projections align with mid-points of Company's stated guidance
*While the Company continually invests in growth & transformation initiatives across the organization, "growth investments" in this context are expenses specifically associated with opening new campuses and programs.

14

Repeatable Building Blocks Delivering Additional Scale

($ in Millions)

Organic Growth

Continue to optimize and find efficiencies in our current offerings to drive ongoing same store improvements

New Campuses

Leverage new, optimized models and refined program mix formats to expand geographic footprint

New Programs & Expansions

Continue additions of current programs to existing campuses & increasing capacity of current programs offered

Additional Acquisitions

Strategic and disciplined approach for evaluating new opportunities; would be accretive to long-term outlook presented



Adjusted EBITDA
~10% CAGR*
$836
Net Income $63
Adj EBITDA $126
$893-900
Net Income $32-$36
Adj EBITDA $100-$103
Programs
New Campuses
Organic Growth
$1,200+
Adj EBITDA Approaching $220
FY25
FY26E
FY27E
FY28E
FY29E

* ~3% Same Store Volume + 2-3% Tuition Increases + ~5% Growth Initiatives

UNIVERSAL TECHNICAL INSTITUTE CONCORDE

FY26E based on midpoints of Company guidance

15

Business Outlook Fiscal 2026 Guidance

$49.1 $73.5 $56.0 ($20) - $0 2023 2024 2025 2026E Adjusted Free Cash Flow1 22,613 26,885 29,793 2023 2024 2025 2026E New Student Starts 31.9k-32.3k Fiscal 2026 Guidance 1 Beginning in FY2025, growth investments for program expansion and new campus initiatives are no longer included as add-backs in Adj EBITDA and Adj FCF calculations, affecting year-over-year comparability. Further, FY2026 guidance reflects significant growth investments in both capital and operating expenditures, impacting year-over-year comparability and affecting both profitability and cash flows for the year Note: For detailed reconciliations of Non-GAAP measures see the Appendix. ($ in Millions, except EPS) $607.4 $732.7 $835.6 2023 2024 2025 2026E Revenue $893-$900 17 $12.3 $42.0 $63.0 $32-$36 2023 2024 2025 2026E Net Income $0.13 $0.75 $1.13 $0.57-$0.64 2023 2024 2025 2026E EPS - Diluted $64.2 $102.9 $126.5 2023 2024 2025 2026E Adjusted EBITDA1 $100-$103

Appendix

© GeoNames, Microsoft, TomTom Powered by Bing 19 Business Overview • 15+ programs for in-demand fields across transportation and skilled trades • Program Mix (FY2025 Revenue): – Auto/Diesel 63%, Other Transportation 12%, Welding 10%, Other Skilled Trades 8%, and Industry Training 6% • Program additions and new campus launches remain part of the division’s growth roadmap Universal Technical Institute Division Overview 1 Fiscal 2025 2 Current active campuses – Additional campus announced in Salt Lake City, UT; New Campus openings subject to appropriate regulatory approvals 3 Based on most recent reporting periods. Ratios represent averages across UTI’s 4 OPEIDs, though individual program results may vary significantly from the mean. Note that due to the COVID-19 pandemic, ED paused all loan payments from March 13, 2020 through September 30, 2023, significantly decreasing default rates. 4 Aggregated rates based on reporting in the ACCSC 2025 annual reports. Each of the ACCSC program outcomes is evaluated individually. The ACCSC reports exclude graduates from the employment rate calculation who were not available for employment because of continuing education, military service, health, incarceration, death or international student status. See UTI.edu/disclosures for further information. Note: For detailed reconciliations of Non-GAAP measures see the Appendix. Mission Statement To serve our students, partners, and communities by providing quality education and support services for in-demand careers. A leading provider of transportation, energy and skilled trades technical training, driven to change the world one life at a time by helping people achieve their dreams. Summary Statistics Founded 1965 Revenue1 $542M Operating Inc.1 (Margin) $94M (17.4%) Adj. EBITDA1 (Margin) $121M (22.2%) Locations2 17 Campuses in 10 States, with 1 more announced Key Metrics Avg. Enrollment1 ~15k Students Cohort Default Rate3 0% 90/10 Ratio3 ~81% Graduation Rate4 ~74% Employment Rate4 ~79% Composite Score: Calculated and reported only at an enterprise level. Reported score for FYE 9/30/25 was 2.3

UTI Division Programs by Location

	Atlanta, GA	Austin, TX	Avondale, AZ[1]	Bloomfield, NJ	Canton, MI	Dallas, TX	Exton, PA	Houston, TX	Lisle, IL	Long Beach, CA	Miramar, FL	Mooresville, NC	Orlando, FL	Rancho Cucamonga, CA	San Antonio, TX	Sacramento, CA
Transportation																
Airframe & Powerplant			✓		✓	✓		✓		✓	✓				✓	
Automotive	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓		✓
Collision								✓		✓						
Diesel	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓		✓	✓		✓
Marine													✓			
Motorcycle			✓										✓			
MSAT			✓	✓			✓	✓	✓	✓	✓	✓	✓	✓		✓
NASCAR Tech												✓				
Energy																
Energy Technology					✓											
Wind Power					✓				✓							
Skilled Trades																
CNC Machining												✓				
HVACR	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓
Industrial Maintenance					✓				✓							
Non-Destructive Testing								✓								
Robotics & Automation					✓				✓							
Welding	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓
Electrical, Electronics & Industrial Technology (EEIT)																
Electrical, Electronics & Industrial Technology	✓					✓	✓	✓		✓		✓		✓	✓	
Electrical, Wind Turbine Technology						✓		✓						✓	✓	
Electrical & Industrial Maintenance Technology	✓					✓	✓	✓		✓		✓		✓	✓	
Electrical, Robotics & Automation Technology	✓					✓		✓		✓		✓		✓	✓	

MSAT = Manufacturer-Specific Advanced Training (offerings vary by location)

Note some programs above have been announced but are not yet open at all locations shown.
[1]UTI Avondale and UTI Phoenix

20

© GeoNames, Microsoft, TomTom Powered by Bing 21 Business Overview • 20+ programs for in-demand healthcare professional degrees and certifications • Program Mix (FY2025 Revenue): – Dental 26%, Medical Assisting 22%, Other Allied Health 25%, Nursing 16%, Diagnostic 8%, and Health Services Management 3% • Program additions and new campus launches remain part of the division’s growth roadmap Concorde Career Colleges Division Overview 1 Fiscal 2025 2 Current active campuses – Additional campuses announced in, Houston, TX, Atlanta, GA, and Glendale, AZ; New Campus openings subject to appropriate regulatory approvals 3 Based on most recent reporting periods and represent approximate averages across Concorde’s 11 OPEIDs, though individual program results may vary significantly from the mean. Note that due to the COVID-19 pandemic, ED paused all loan payments from March 13, 2020 through September 30, 2023, significantly decreasing default rates. 4 Aggregated rates for the 14 campuses accredited by ACCSC based on reporting in the ACCSC 2025 annual reports and excludes the three campuses not accredited by ACCSC. Each of the ACCSC program outcomes is evaluated individually. The ACCSC reports exclude graduates from the employment rate calculation who were not available for employment because of continuing education, military service, health, incarceration, death or international student status. See disclosures on the individual campus pages on Concorde.edu for additional information. Note: For detailed reconciliations of Non-GAAP measures see the Appendix. Mission Statement To prepare committed students for successful employment in a rewarding health care profession through high-caliber training, real world experience and student-centered support. Healthcare education provider focused on preparing America’s next generation of healthcare professionals for rewarding careers in areas such as dental, patient care, nursing and allied health. Composite Score: Calculated and reported only at an enterprise level. Reported score for FYE 9/30/25 was 2.3. Summary Statistics Founded 1968 Revenue1 $294M Operating Inc.1 (Margin) $36M (12.3%) Adj. EBITDA1 (Margin) $44M (15.1%) Locations2 18 Campuses in 8 States, with 3 more announced Key Metrics Avg. Enrollment1 ~10k Students Cohort Default Rate3 0% 90/10 Ratio3 ~76% Graduation Rate4 ~73% Employment Rate4 ~82%

Concorde Programs by Location

	Denver, CO	Dallas, TX	Fort Myers, FL	Garden Grove, CA	Grand Prairie, TX	Jacksonville, FL	Kansas City, MO[1]	Memphis, TN	Miramar, FL	North Hollywood, CA	Orlando, FL	Portland, OR	San Antonio, TX	San Bernadino, CA	San Diego, CA	Southaven, MS	Tampa, FL	Online
Nursing																		
Nursing (BS)	✓						✓											
Nursing Practice (AS/AAS)						✓		✓										
Practical / Vocational Nursing (Diploma)	✓	✓		✓	✓	✓	✓			✓		✓		✓	✓			
RN to BSN																		✓
Dental																		
Dental Assisting (AS/AAS)																		✓
Dental Assisting (Diploma)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	
Dental Hygiene (AS/AAS)	✓	✓		✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓		✓	
Diagnostic																		
Cardiovascular Sonography (AS/AAS)	✓	✓				✓	✓	✓	✓		✓	✓	✓	✓	✓		✓	
Diagnostic Medical Sonography (AS/AAS)	✓	✓				✓	✓	✓	✓		✓	✓	✓	✓	✓		✓	
Neurodiagnostic Technology (AS/AAS)					✓			✓						✓				
Polysomnographic Technology (Diploma)					✓			✓				✓		✓				
Radiologic Technology (AS/AAS)	✓	✓			✓	✓	✓	✓	✓		✓		✓					
Patient Care																		
Massage Therapy (Diploma)								✓								✓		
Occupational Therapy Assistant (AS/AAS)								✓										
Physical Therapist Assistant (AS/AAS)	✓	✓		✓		✓	✓	✓	✓	✓			✓		✓			
Respiratory Therapy (AS/AAS)	✓	✓		✓		✓	✓	✓	✓	✓		✓	✓	✓			✓	
Surgical Technology (AS/AAS)	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	
Allied Health																		
Dental Hygiene (BS)																		✓
Healthcare Administration (BS)																		✓
Medical Assistant (Diploma)	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	
Medical Assisting (AS/AAS)																		✓
Medical Office Administration (Diploma)																		✓
Medical Office Professional (AS/AAS)																		✓
Medical Office Professional (Diploma)								✓								✓		
Pharmacy Technician (AS/AAS)																		✓
Pharmacy Technician (Diploma)	✓			✓		✓		✓	✓		✓						✓	
Phlebotomy Technician (Diploma)	✓	✓			✓	✓	✓	✓	✓		✓	✓	✓			✓	✓	
Sterile Processing Technician (Diploma)	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓				✓	
Continuing Education																		
Radiography						✓			✓		✓						✓	

UNIVERSAL TECHNICAL INSTITUTE CONCORDE

Note some programs above have been announced but are not yet open

[1]Kansas City location includes both a main campus and a smaller satellite campus

22

Illustrative Organic Growth Opportunities Note: Financial projections based on management’s current beliefs, expectations and assumptions about future events, conditions and results. Representative figures include startup expenses and are not fully burdened (i.e., exclude allocated corporate and marketing costs and working capital considerations). 1Return on Invested Capital (ROIC): Calculated as projected Year 10 after-tax net cash flow divided by (total capital expenditures plus one-time pre-launch costs). Growth strategy expected to include additional program expansions and new campuses. Below examples are for directional guidance on financial impact. ($15) ($5) $5 $15 $25 $35 $45 $55 Year 0/1 Year 2 Year 3 Year 4 Year 5 New Campus UTI Division ($0.5) $0.5 $1.5 $2.5 $3.5 Year 0/1 Year 2 Year 3 Year 4 Year 5 HVACR Program ($0.5) $0.0 $0.5 $1.0 $1.5 Year 0/1 Year 2 Year 3 Year 4 Year 5 Digital Medical Sonography Program Proforma projections shown. Actual financial profiles will vary by location, individual program performance, and program mix. ($10) $0 $10 $20 $30 $40 Year 0/1 Year 2 Year 3 Year 4 Year 5 New Campus Concorde Division Revenue EBITDA New Campus HVACR Program New Campus Digital Medical Sonography UTI Division UTI Division Concorde Division Concorde Division CapEx Requirement $15M-$30M ~$0.8M $12M ~$0.5M IRR (10-year) 25%-35% 70%+ ~25% 30%+ Sq Footage Requirement 50,000-115,000 4,600 45,000 1,300 Average Students 700-1,500 ~110 ~850 ~35 Return on Invested Capital (Year 10)1 30%+ 95%+ 35%+ 65%+ 23 $ in Millions

Differentiated Industry Partnerships UTI’s relationships with more than 30 leading brands, and other industry and employer partners for both UTI and Concorde, provide unique value propositions and competitive differentiation for our schools and students. * In November 2025 the Company launched a co-branded campus with Heartland Dental for dental hygiene and dental assistant programs, a first-of-its-kind partnership. * 24

Non-GAAP Information

Use of Non-GAAP Financial Information In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company also discloses certain non-GAAP financial information. These financial measures are not recognized measures under GAAP and are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company discloses these non-GAAP financial measures because it believes that they provide investors an additional analytical tool to clarify its results of operations and identify underlying trends. Additionally, the Company believes that these measures may also help investors compare its performance on a consistent basis across time periods. The Company defines adjusted EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation and amortization, adjusted for stock-based compensation expense and items not considered normal recurring operations. The Company defines adjusted free cash flow as net cash provided by (used in) operating activities less capital expenditures, adjusted for items not considered normal recurring operations. Management utilizes adjusted figures as performance measures internally for operating decisions, strategic planning, annual budgeting and forecasting. For the periods presented, our adjustments for items that management does not consider to be normal recurring operations include: • Acquisition-related costs: We have excluded costs associated with both potential and announced acquisitions to allow for comparable financial results to historical operations and forward- looking guidance. • Integration-related costs for completed acquisitions: We have excluded integration costs related to business structure realignment and new programs for recent acquisitions to allow for comparable financial results to historical operations and forward-looking guidance. In addition, the nature and amount of such charges vary significantly based on the size and timing of the programs. By excluding the referenced expenses from our non-GAAP financial measures, our management is able to further evaluate our ability to utilize existing assets and estimate their long- term value. Furthermore, our management believes that the adjustment of these items supplements the GAAP information with a measure that can be used to assess the sustainability of our operating performance. • Restructuring costs: In May 2026, management approved and implemented phase I of a multi-phase restructuring plan across all segments to simplify how we operate, improve student acquisition and better align our resources behind the highest-return opportunities across the business. Additional phases of this restructuring plan will be rolled out over the next three years as part of our continued focus on optimization and to better align resources to support our overall growth strategy. In December 2023, we announced plans to consolidate the two Houston, Texas campus locations to align the curriculum, student facing systems, and support services to better serve students seeking careers in in-demand fields. As part of the transition, the MIAT Houston campus, acquired in November 2021, began a phased teach-out in May 2024, and such campus began operating under the UTI brand. To obtain a complete understanding of our performance, these measures should be examined in connection with net income (loss) and net cash provided by (used in) operating activities, determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the SEC. Because the items excluded from these non-GAAP measures are significant components in understanding and assessing our financial performance under GAAP, these measures should not be considered to be an alternative to net income (loss) or net cash provided by (used in) operating activities as a measure of our operating performance or liquidity. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may define and calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative measure across similarly titled performance measures presented by other companies. A reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measures is included in the following slides and investors are encouraged to review the reconciliations. Information reconciling forward-looking adjusted EBITDA and adjusted free cash flow to the most directly comparable GAAP financial measure is unavailable to the company without unreasonable effort. The company is not able to provide a quantitative reconciliation of forward-looking adjusted EBITDA or adjusted free cash flow to the most directly comparable GAAP financial measure because certain items required for such reconciliation are uncertain, outside of the company’s control and/or cannot be reasonably predicted, including but not limited to the provision for (benefit from) income taxes. Preparation of such reconciliation would require a forward-looking statement of income and statement of cash flows prepared in accordance with GAAP, and such forward- looking financial statements are unavailable to the company without unreasonable effort. 26

Adjusted EBITDA Reconciliation

($ in Thousands)

	Guidance Midpoint Fiscal 2026	Actual Fiscal 2025	Actual Fiscal 2024
Net income, as reported	~$34,000	$63,018	$42,001
Interest expense (income), net	~200	(540)	3,157
Income tax expense	~12,500	21,256	14,229
Depreciation and amortization	~39,500	32,958	29,324
EBITDA	~$86,200	$116,692	$88,711
Stock-based compensation expense	~12,300	9,151	8,560
Acquisition-related costs[(1)]	–	873	–
Integration-related costs for completed acquisitions[(2)]	~2,000	(304)	6,049
Restructuring costs[(3)]	~1,000	43	185
Facility lease accounting adjustments[(4)]	–	–	(650)
Adjusted EBITDA, non-GAAP	**~$101,500**	**$126,455**	**$102,855**
FY2026 Guidance Range	**$100,000-$103,000**		

1. Costs related to both announced and potential acquisition targets; FY2026 projected spend is an estimate and is fully contingent on acquisition-related expenses this year, if any.
2. In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year.
3. In May 2026, management approved and implemented phase I of a multi-phase restructuring plan across all segments to simplify how we operate, improve student acquisition and better align our resources behind the highest-return opportunities across the business. Additional phases of this restructuring plan will be rolled out over the next three years as part of our continued focus on optimization and to better align resources to support our overall growth strategy. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025.
4. During 2024, we recorded a lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices. These adjustments are not considered part of normal recurring operations.

Expected adjustments outlined for FY2026 are illustrative only and may differ from what is realized, either in the amounts &/or the categories shown.

UNIVERSAL TECHNICAL INSTITUTE CONCORDE

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Adjusted Free Cash Flow Reconciliation

($ in Thousands)

	Guidance Midpoint Fiscal 2026	Actual Fiscal 2025	Actual Fiscal 2024
Cash flow provided by operating activities, as reported	~$97,000	$97,330	$85,895
Purchase of property and equipment & capitalized costs for intangible assets	~(110,000)	(41,978)	(24,298)
Free cash flow, non-GAAP	(13,000)	$55,352	$61,597
Adjustments			
Cash outflow for acquisition-related costs[1]	-	873	-
Cash outflow for integration-related costs for completed acquisitions[2]	~2,000	(304)	6,196
Cash outflow for integration-related PP&E[2]	-	-	4,330
Cash outflow for restructuring costs[3]	~1,000	59	632
Cash outflow for facility lease accounting adjustments[4]	-	-	700
Adjusted Free Cash Flow, non-GAAP	**~($10,000)**	**$55,980**	**$73,455**
FY2026 Guidance Range	**($20,000) - $0**		

UNIVERSAL TECHNICAL INSTITUTE CONCORDE

1. Costs related to both announced and potential acquisition targets; FY2026 projected spend is an estimate and is fully contingent on acquisition-related expenses this year, if any.
2. In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year.
3. In May 2026, management approved and implemented phase I of a multi-phase restructuring plan across all segments to simplify how we operate, improve student acquisition and better align our resources behind the highest-return opportunities across the business. Additional phases of this restructuring plan will be rolled out over the next three years as part of our continued focus on optimization and to better align resources to support our overall growth strategy. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025.
4. During 2024, we recorded a lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices. These adjustments are not considered part of normal recurring operations.

Expected adjustments outlined for FY2026 are illustrative only and may differ from what is realized, either in the amounts &/or the categories shown.

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